Exhibit 10.1
AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT
THIS AGREEMENT NO. 8 TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of May 2, 2016 by and among KEMET ELECTRONICS CORPORATION, a Delaware corporation (“KEC”), KEMET FOIL MANUFACTURING, LLC, a Delaware limited liability company (“KEMET Foil”), KEMET BLUE POWDER CORPORATION, a Nevada corporation, (“KEMET Blue”), THE FOREST ELECTRIC COMPANY¸ an Illinois corporation (“FELCO” and, together with KEC, KEMET Foil, and KEMET Blue, each individually, a “U.S. Borrower” and, collectively, “U.S. Borrowers”), KEMET ELECTRONICS MARKETING (S) PTE LTD., a Singapore corporation (“Singapore Borrower” and, together with U.S. Borrowers, each individually, a “Borrower” and, collectively, “Borrowers”), the financial institutions party hereto as lenders (collectively, “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, Lenders and Agent have entered into a Loan and Security Agreement, dated as of September 30, 2010 (as amended, restated, renewed, extended, substituted, modified and otherwise supplemented from time to time, the “Loan Agreement”), and certain other Loan Documents (as defined in the Loan Agreement);
WHEREAS, Borrowers have requested that Agent and Lenders agree to amend certain provisions of the Loan Agreement, and Agent and Lenders are willing to do so, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. DEFINITIONS.
Capitalized terms used and not defined in this Agreement shall have the respective meanings given them in the Loan Agreement.

SECTION 2.	ACKNOWLEDGMENTS.
2.1    Acknowledgment of Obligations. Each Borrower hereby acknowledges, confirms and agrees that as of May 2, 2016, U.S. Borrowers are jointly and severally indebted to Agent and Lenders in respect of the Revolver Loans in the principal amount of $19,881,290.73 and in respect of LC Obligations in the amount of $0, and Singapore Borrower is indebted to Agent and Lenders in respect of the Revolver Loans in the principal amount of US$14,000,000. All such amounts, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by each Borrower to Agent and Lenders, are unconditionally owing by such Borrower to

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Agent and Lenders in accordance with the terms of the Loan Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever.
2.2    Acknowledgment of Security Interests. Each Borrower hereby acknowledges, confirms and agrees that Agent, for the benefit of Secured Parties, has and shall continue to have valid, enforceable and perfected first priority Liens, subject to Permitted Liens, upon and security interests in the Collateral of such Borrower heretofore granted to Agent, for the benefit of Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Agent, for the benefit of Secured Parties, and upon and in which Agent, for the benefit of Secured Parties, presently has perfected first priority Liens and security interests.
2.3    Binding Effect of Documents. Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of such Borrower contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of such obligations, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of law or equity, and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.
SECTION 3.    AMENDMENTS
3.1    Exhibit A to the Loan Agreement is hereby deleted in its entirety and replaced with the new Exhibit A to the Loan Agreement set forth on Exhibit I attached hereto.
3.2    Schedule 1.1 to the Loan Agreement is hereby deleted in its entirety and replaced with the new Schedule 1.1 set forth on Exhibit II attached hereto.
3.3    Section 1.1 of the Loan Agreement is hereby amended to insert the following new defined term in the appropriate alphabetical order:
“Eighth Amendment Effective Date: May 2, 2016.”
3.4    The definition of “LIBOR” set forth Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“LIBOR: for any Interest Period with respect to a LIBOR Revolver Loan, the per annum rate of interest (rounded up to the nearest 1/8th of 1%) determined by Agent at or about 11:00 a.m. (London time) two (2) Business Days prior to commencement of such Interest Period, for a term equivalent to such Interest Period, equal to the London Interbank Offered Rate, or comparable or successor rate approved by Agent, as published on the applicable Reuters screen page (or other commercially available source designated by Agent from time to time); provided, that any comparable successor rate shall be applied by Agent, if administratively feasible, in a manner consistent with market practice; provided, further, that in no event shall LIBOR be less than zero.”

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SECTION 4.    AGREEMENT REGARDING INCREASE IN REVOLVER COMMITMENT.
Borrowers, Agent, and the Lenders hereby acknowledge, confirm, and agree that the increase in the Revolver Commitment on the Eighth Amendment Effective Date set forth in this Agreement (the “Eighth Amendment Increase”) shall not constitute an increase in the U.S. Revolver Commitments described in Section 2.1.8 of the Loan Agreement, and the Eighth Amendment Increase shall be made without regard to and notwithstanding the terms, conditions, and limitations set forth in Section 2.1.8 of the Loan Agreement.
SECTION 5.    REPRESENTATIONS, WARRANTIES AND COVENANTS.
Each Borrower hereby represents, warrants and covenants with and to Agent and Lenders as follows:
5.1    Authorization.
(a)    Each Obligor has the corporate or limited liability company power and authority to execute, deliver and perform this Agreement and, in the case of the Borrowers, to obtain the extensions and increases of credit under the Loan Agreement as amended by this Agreement (the “Amended Loan Agreement”).
(b)    No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required to be obtained by the Loan Parties in connection with this Agreement, except consents, authorizations, filings, acts and notices which have been obtained, taken or made and are in full force and effect.
(c)    This Agreement has been duly executed and delivered on behalf of each Obligor that is a party hereto. This Agreement and the Amended Loan Agreement constitute the legal, valid and binding obligations of the Borrowers and the other Loan Parties and are enforceable against the Borrowers and the other Loan Parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
5.2    Representations in Loan Documents. Each of the representations and warranties made by or on behalf of such Borrower to Agent and Lenders in any of the Loan Documents was true and correct in all material respects when made (except for those representations and warranties that were already qualified by concepts of materiality or by express thresholds, which representations and warranties shall be true and correct in all respects) and is true and correct in all material respects on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by or on behalf of such Borrower on the date hereof and in this Agreement (other than such representations and warranties that relate solely to a specific prior date).
5.3    Binding Effect of Documents. This Agreement and the other Loan Documents have been duly executed and delivered to the Lender by such Borrower and are in full force and effect, as modified hereby.

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5.4    No Conflict, Etc. The execution, delivery and performance of this Agreement by such Borrower will not violate or cause a default under any Applicable Law or Material Contract of such Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues, other than Permitted Liens.
5.5    No Default or Event of Default. No Default or Event of Default exists immediately prior to the execution of this Agreement and no Default or Event of Default will exist immediately after the execution of this Agreement and the other documents, instruments and agreements executed and delivered in connection herewith.
5.6    Additional Events of Default. Any misrepresentation by such Borrower, or any failure of such Borrower to comply with the covenants, conditions and agreements contained in any Loan Document, herein or in any other document, instrument or agreement at any time executed and/or delivered by such Borrower with, to or in favor of Agent and/or Lenders shall, subject to the terms and provisions of the Loan Agreement and the other Loan Documents, constitute an Event of Default hereunder, under the Loan Agreement and the other Loan Documents.
SECTION 6.    AMENDMENT FEE.
On the date hereof, in consideration of the amendments to the Loan Agreement requested by Borrowers and agreed to by Agent and Lenders, Borrowers shall pay to Agent an amendment fee in the amount of $12,500 (the “Amendment Fee”). The Amendment Fee shall be fully earned, due and payable on the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever.

SECTION 7.	CONDITIONS PRECEDENT.
The effectiveness of the terms and provisions of this Agreement shall be subject to the receipt by Agent of:
(a)    this Agreement, in form and substance satisfactory to Agent in its sole discretion, duly authorized, executed and delivered by each Borrower, Lenders and Agent;
(b)    a Fourth Amended and Restated Revolver Note, in form and substance satisfactory to Agent in its sole discretion, duly authorized, executed and delivered by each Borrower;
(c)    the Amendment Fee; and
(d)    such other documents, instruments and agreements as Agent in its discretion deems reasonably necessary, all in form and substance satisfactory to Agent.
SECTION 8.    PROVISIONS OF GENERAL APPLICATION.
8.1    Effect of this Agreement. Except as modified pursuant hereto, and pursuant to the other documents, instruments and agreements executed and delivered in connection herewith, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Loan

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Documents, the terms of this Agreement shall control. Any Loan Document amended hereby shall be read and construed with this Agreement as one agreement.
8.2    Costs and Expenses. Borrowers absolutely and unconditionally agree to pay to Agent, on demand by Agent at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all reasonable fees and disbursements of any counsel to Agent in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements delivered in connection with the transactions contemplated hereby and all reasonable out-of-pocket expenses which shall at any time be incurred or sustained by Agent or its directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.
8.3    No Third Party Beneficiaries. The terms and provisions of this Agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Agreement.
8.4    Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Agreement.
8.5    Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
8.6    Merger. This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.
8.7    Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.
8.8    Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.
8.9    Reviewed by Attorneys. Each Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and each document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge

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and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.
8.10    Governing Law; Consent to Jurisdiction and Venue.
(a)    THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
(b)    EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY HERETO, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.
8.11    Waivers. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY HERETO; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT ON WHICH A BORROWER MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING AGENT MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST AGENT OR ANY LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Borrower

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acknowledges that the foregoing waivers are a material inducement to Agent and Lenders entering into this Agreement and that Agent and Lenders are relying upon the foregoing in their dealings with Borrowers. Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
8.12    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

KEMET ELECTRONICS CORPORATION

By: _____________________________________
Name: __________________________________
Title: ___________________________________

KEMET ELECTRONICS MARKETING (S) PTE LTD.

By: _____________________________________
Name: __________________________________
Title: ___________________________________

KEMET FOIL MANUFACTURING, LLC

By: _____________________________________
Name: __________________________________
Title: ___________________________________

KEMET BLUE POWDER CORPORATION

By: _____________________________________
Name: __________________________________
Title: ___________________________________

THE FOREST ELECTRIC COMPANY

By: _____________________________________
Name: __________________________________
Title: ___________________________________

BANK OF AMERICA, N.A.,
as Agent and sole Lender

By: _____________________________________
Name: __________________________________
Title: ___________________________________

EXHIBIT I
EXHIBIT A
to
LOAN AND SECURITY AGREEMENT

FOURTH AMENDED AND RESTATED REVOLVER NOTE

May 2, 2016	$65,000,000	New York, New York

KEMET ELECTRONICS CORPORATION, a Delaware corporation (“KEC”), KEMET FOIL MANUFACTURING, LLC, a Delaware limited liability company (“Foil”), KEMET BLUE POWDER CORPORATION, a Nevada corporation (“KEMET Blue”), THE FOREST ELECTRIC COMPANY¸ an Illinois corporation (“FELCO” and, together with KEC, Foil, and KEMET Blue, each individually a “Borrower” and, collectively, “Borrowers”), for value received, hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A. (“Lender”), the principal sum of SIXTY FIVE MILLION DOLLARS ($65,000,000), or such lesser amount as may be advanced by Lender as U.S. Revolver Loans and owing as U.S. LC Obligations from time to time under the Loan Agreement described below, together with all accrued and unpaid interest thereon. Terms are used herein as defined in the Loan and Security Agreement dated as of September 30, 2010, among Borrowers, KEMET Electronics Marketing (S) Pte Ltd., a Singapore corporation, Bank of America, N.A., as Agent, Lender, and certain other financial institutions, as such agreement may be amended, modified, renewed or extended from time to time (“Loan Agreement”).
Principal of and interest on this Fourth Amended and Restated Revolver Note (this “Note”) from time to time outstanding shall be due and payable as provided in the Loan Agreement. This Revolver Note is issued pursuant to and evidences U.S. Revolver Loans and U.S. LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Borrowers. The Loan Agreement contains provisions for acceleration of the maturity of this Revolver Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.
The holder of this Note is hereby authorized by Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to U.S. Revolver Loans and U.S. LC Obligations, and the payment thereof. Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of Borrowers hereunder or under any other Loan Documents.
Time is of the essence of this Note. Each Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity. Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys’ fees) if this Note is collected by or through an attorney-at-law.
In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law. If any such excess amount is inadvertently paid by Borrowers or inadvertently received by the holder of this Note, such excess shall be returned to Borrowers or credited as a payment of principal, in accordance with the Loan Agreement. It is the intent hereof that Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.
This Note shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).
This Note amends, restates, supersedes and replaces in its entirety that certain Third Amended and Restated Revolver Note dated December 19, 2014 executed by Borrowers in favor of Lender (the “Existing Note”). This Note is being delivered in substitution for and replacement of, and not in satisfaction of, the Existing Note. This Note is not intended to extinguish, release or otherwise discharge Borrowers’ obligations under the Existing Note and is not intended to be a novation of Borrowers’ obligations thereunder.

[Signature page follows]

IN WITNESS WHEREOF, this Note is executed as of the date set forth above.

KEMET ELECTRONICS CORPORATION By_____________________________________ Title:
KEMET FOIL MANUFACTURING, LLC By_____________________________________ Title:
KEMET BLUE POWDER CORPORATION By_____________________________________ Title:

THE FOREST ELECTRIC COMPANY By_____________________________________ Title:
EXHIBIT II
Schedule 1.1

Revolver Commitments of Lenders

Lender	Revolver Commitment
Bank of America, N.A.	$65,000,000

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